                                                                   Exhibit 10.21

                                 April 17, 2002

Fleet Capital Corporation
200 Glastonbury Boulevard
Glastonbury, CT 06033

Re: Third Amendment and Waiver Agreement dated as of March 29, 2002, among Willey Brothers, Inc. (the "Borrower"), BrandPartners Group, Inc. ("Guarantor") (Borrower and Guarantor are at times referred to herein as "Obligor") and Fleet Capital Corporation ("Lender") (the "Amendment")

Gentlemen:

     Reference is made to Section 17(c) of the Amendment (capitalized terms not otherwise defined herein shall have the meaning given to them in the Amendment), which requires, as a condition subsequent, the delivery, on or before April 15, 2002, to the Lender of consents to the Amendment and the arrangements contemplated thereunder in a form and substance reasonably acceptable to the Lender with respect to the Seller Notes, the Earn-Out, Subordinated Notes and Management Fees. The Obligors require more time to obtain such consents from the holders of the Subordinated Notes (the "Holders"). Accordingly, this is to confirm your agreement that the Obligors may deliver the consents required under
Section 17(c) from the Holders at any time on or before May 1, 2002. Upon Obligors' failure to deliver to the Lender such consents from the Holders by May 1, 2002, an Event of Default shall be deemed to exist under the Amendment. Please confirm your agreement to the foregoing.

                                   Very truly yours,

                                   WILLEY BROTHERS, INC.

                                   By: /s/
                                      -----------------------------
                                      Name:
                                      Title:

                                   BRANDPARTNERS GROUP, INC.

                                   By: /s/
                                      -----------------------------
                                      Name:
                                      Title:

                                   So Agreed:

                                   FLEET CAPITAL CORPORATION,

                                   By: /s/
                                      -----------------------------
                                      Name:
                                      Title:

                                                                    May 15, 2002

Fleet Capital Corporation
200 Glastonbury Boulevard
Glastonbury, CT 06033

Re: Third Amendment and Waiver Agreement dated as of March 29, 2002, among Willey Brothers, Inc. (the "Borrower"), BrandPartners Group, Inc. ("Guarantor") (Borrower and Guarantor are at times referred to herein as "Obligor") and Fleet Capital Corporation ("Lender") (the "Amendment")
     ------------------------------------------------------------------------

Gentlemen:

     Reference is made to Section 17(c) of the Amendment (capitalized terms not otherwise defined herein shall have the meaning given to them in the Amendment), which requires, as a condition subsequent, the delivery, on or before May 1, 2002, as extended by that certain post closing letter dated April 17, 2002, to the Lender of consents to the Amendment and the arrangements contemplated thereunder in a form and substance reasonably acceptable to the Lender with respect to the Seller Notes, the Earn-Out, Subordinated Notes and Management Fees. The Obligors require more time to obtain certain of such consents from the holders of the Subordinated Notes (the "Holders"). Accordingly, this is to confirm your agreement that the Obligors may deliver the consents required under Section 17(c) from the Holders at any time on or before 3:00 p.m. EST on May 24, 2002. Notwithstanding anything to the contrary contained in the Amendment or any prior post-closing letter, upon Obligors' failure to deliver to the Lender such consents from the Holders on or before 3:00 p.m. EST on May 24, 2002, the Lender may, in its sole discretion, either deem the Amendment void ab initio or declare that an Event of Default exists under the Amendment and exercise any and all rights and remedies as a result thereof. Please confirm your agreement to the foregoing.

                                       Very truly yours,

                                       WILLEY BROTHERS, INC.

                                       By: /s/
                                          -----------------------
                                          Name:
                                          Title:


                                       BRANDPARTNERS GROUP, INC.

                                       By: /s/
                                          -----------------------
                                          Name:
                                          Title:


                                       So Agreed:

                                       FLEET CAPITAL CORPORATION

                                       By: /s/
                                          -----------------------
                                          Name:
                                          Title:

                                                                   July 9, 2002

BrandPartners Group, Inc.
777 Third Avenue
New York, NY 10017
Attn: Edward T. Stolarski, Executive Vice President
Facsimile No.:(212)421-2933

Willey Brothers, Inc.
10 Main Street
Rochester, New Hampshire 13839
Attention: Kevin Kelly, President
Facsimile No:

Re: Third Amendment and Waiver Agreement dated as of March 29, 2002 (the "Amendment"), among Willey Brothers, Inc. (the "Borrower"), BrandPartners Group, Inc. ("Guarantor")(Borrower and Guarantor are at times referred to herein as "Obligor") and Fleet Capital Corporation ("Lender")
     --------------------------------------------------------------------------

Gentlemen:

     Reference is made to Section 17(c) of the Amendment (capitalized terms not otherwise defined herein shall have the meaning given to them in the Amendment), which requires, as a condition subsequent, the delivery, on or before May 24, 2002, as extended by those certain post closing letters dated April 17, 2002 and May 15, 2002, to the Lender of consents to the Amendment and the arrangements contemplated thereunder in a form and substance reasonably acceptable to the Lender with respect to the Seller Notes, the Earn-Out, Subordinated Notes and Management Fees. The Obligors have requested that the Lender waive the condition subsequent of the Amendment to obtain certain of such consents from the holders of the Subordinated Notes (the "Holders"). Accordingly, this is to confirm that the requirement that Obligors deliver the consents required under Section 17(c) from the Holders is hereby waived. In furtherance of the foregoing, Section 13 of the Amendment is amended as follows: the reference to "$300,000" contained in
Section 13 is hereby deleted and "$150,000" is inserted in its place. Notwithstanding anything to the contrary contained in the Amendment, the Lender hereby acknowledges the Obligor's payment in the amount of $150,000 to certain of the Holders on or about June 30, 2002. Except as modified herein, all provisions of the Amendment shall continue in full force and effect. Please confirm your agreement to the foregoing.

                                        Very truly yours,

                                        FLEET CAPITAL CORPORATION

                                        By: /s/
                                            ------------------------------------
                                            Name:
                                            Title:

                                            So Agreed:


                                            WILLEY BROTHERS, INC.

                                            By: /s/
                                                -------------------------------
                                                Name:
                                                Title:


                                            BRANDPARTNERS GROUP, INC.

                                            By: /s/
                                                -------------------------------
                                                Name:
                                                Title: